Lehman Brothers
1,626 records
Balance: 647,902,056
First Franklin

STATE in 'CA'

STATE in 'CA'

City	No. of Loans	Total Current Balance	%
LOS ANGELES	63	27,174,712.60	4.194
SAN DIEGO	57	25,865,963.00	3.992
SAN JOSE	44	22,264,648.50	3.436
SACRAMENTO	49	14,395,003.27	2.222
CORONA	23	10,575,683.18	1.632
CHULA VISTA	22	9,434,800.00	1.456
FONTANA	28	8,982,739.76	1.386
RIVERSIDE	27	8,864,014.89	1.368
MORENO VALLEY	28	8,013,200.00	1.237
PALMDALE	21	7,974,850.00	1.231
MURRIETA	21	7,139,850.00	1.102
RANCHO CUCAMONGA	16	6,939,450.00	1.071
TEMECULA	17	6,770,550.00	1.045
STOCKTON	21	6,599,247.23	1.019
SAN CLEMENTE	9	6,540,766.67	1.010
LANCASTER	22	5,810,150.00	0.897
FRESNO	23	5,645,789.31	0.871
EL CAJON	12	5,629,800.00	0.869
BAKERSFIELD	26	5,585,200.00	0.862
LONG BEACH	11	5,496,732.26	0.848
ELK GROVE	14	5,483,450.00	0.846
VICTORVILLE	20	4,653,950.00	0.718
SAN FRANCISCO	6	4,603,000.00	0.710
CAMARILLO	8	4,378,300.00	0.676
GLENDALE	6	4,234,050.00	0.654
OAKLAND	11	4,221,170.06	0.652
OCEANSIDE	12	4,139,850.00	0.639
POMONA	14	3,966,123.05	0.612
SAN JUAN CAPISTRANO	4	3,898,401.54	0.602
SALINAS	7	3,891,757.00	0.601
VALLEJO	10	3,882,860.00	0.599
TORRANCE	7	3,712,750.00	0.573
NOVATO	6	3,601,600.00	0.556
SANTA CLARITA	9	3,588,050.00	0.554
ESCONDIDO	8	3,520,700.00	0.543
SANTA ANA	10	3,493,100.00	0.539
INDIO	13	3,481,000.00	0.537
SANTA CLARA	7	3,367,860.00	0.520
SANTA BARBARA	3	3,330,950.00	0.514
HUNTINGTON BEACH	5	3,137,750.00	0.484
SAN BERNARDINO	14	3,136,256.92	0.484
SAN JACINTO	12	3,134,200.00	0.484
VACAVILLE	7	3,010,140.00	0.465
HOLLISTER	5	2,921,290.00	0.451
ANAHEIM	7	2,907,750.00	0.449
FULLERTON	6	2,899,000.00	0.447
DOWNEY	6	2,885,000.00	0.445
HAYWARD	7	2,837,600.00	0.438
WATSONVILLE	5	2,818,800.00	0.435
WALNUT	5	2,776,000.00	0.428
GARDEN GROVE	6	2,775,300.00	0.428
WHITTIER	7	2,699,500.00	0.417
LADERA RANCH AREA	3	2,689,893.53	0.415
ONTARIO	10	2,624,000.00	0.405
LA CRESCENTA	4	2,567,700.00	0.396
MOORPARK	4	2,557,850.00	0.395
HESPERIA	11	2,523,200.00	0.389
YORBA LINDA	4	2,447,000.00	0.378
VISTA	6	2,434,330.83	0.376
GARDENA	7	2,431,886.36	0.375
LA VERNE	4	2,422,300.00	0.374
PASADENA	4	2,331,200.00	0.360
COMPTON	9	2,317,350.00	0.358
CHINO	7	2,263,696.59	0.349
SIMI VALLEY	5	2,246,050.00	0.347
GILROY	3	2,245,994.00	0.347
WOODLAND HILLS	4	2,242,800.00	0.346
SAN CARLOS	3	2,230,900.00	0.344
SIGNAL HILL	3	2,170,800.00	0.335
LAKE FOREST	5	2,142,300.00	0.331
OXNARD	5	2,128,437.65	0.329
SANTEE	6	2,114,850.00	0.326
MORGAN HILL	3	2,106,400.00	0.325
PERRIS	7	2,101,100.00	0.324
LAGUNA BEACH	2	2,074,900.00	0.320
ANTIOCH	4	2,070,450.00	0.320
MODESTO	8	2,051,150.00	0.317
FREMONT	4	2,045,000.00	0.316
CONCORD	5	2,029,600.00	0.313
MENIFEE	5	2,011,944.15	0.311
PICO RIVERA	6	2,000,600.00	0.309
NEWPORT BEACH	3	1,968,000.00	0.304
ALISO VIEJO	4	1,964,600.00	0.303
SUN CITY	8	1,908,319.12	0.295
UNION CITY	3	1,901,600.00	0.294
SUNNYVALE	3	1,895,968.75	0.293
REDDING	4	1,889,000.00	0.292
CARMEL	2	1,879,290.03	0.290
SANTA CRUZ	3	1,863,200.00	0.288
DANA POINT	3	1,852,000.00	0.286
LIVERMORE	5	1,844,800.00	0.285
CANYON LAKE	4	1,825,200.00	0.282
ROSEVILLE	4	1,817,000.00	0.280
CATHEDRAL CITY	7	1,805,391.14	0.279
NORCO	3	1,762,500.00	0.272
LA QUINTA	4	1,761,250.00	0.272
COVINA	4	1,757,000.00	0.271
TEMECULA AREA	3	1,753,700.00	0.271
GRANADA HILLS AREA	2	1,716,000.00	0.265
SPRING VALLEY	4	1,654,800.00	0.255
Other	595	228,368,094.52	35.247
Total:	1,626	647,902,055.91	100.000

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).